Exhibit 10.14

DIRECTORS’ DEFERRAL PLAN
DEFERRAL AND DISTRIBUTION ELECTION FORM

Name of Plan:  River Valley Financial Bank Director Deferred Compensation Agreement

Please complete the following accurately with a ballpoint pen:  print clearly.  The information you provide should be current as of the date the form is completed.  All participants who have fulfilled the eligibility requirements to participate in the plan must complete all sections of the form.

SECTION I. – General Information  (Please complete and review and correct any information as needed.)

Last Name	First Name	MI	Sex (M or F)

Social Security Number	Date of Birth (mmddyy)	Employee # (if applicable)	Date of Hire (mmddyy)

Home phone	Work phone

Street Address

Mailing Address

City	State	Zip

SECTION II. – Deferral Election (Check Yes & fill in % or check No)

_____
Yes, I want to make pre-tax deferral contributions to the Plan.  I authorize the Bank to deduct the following percentage (no more than 100%) of my compensation from each paycheck and to credit that amount to pre-tax deferral portion of my Account:

	_____	Fee/Salary (if applicable)

	_____	Bonus (if applicable)

	_____	Other

_____		No, I do not wish to contribute to the Plan at this time.

SECTION III. – Distribution Election

I hereby designate a one time election to have any distribution of the balance of my Deferred Compensation Account paid to me in installments as designated below:

_____	one hundred twenty (120) equal monthly installments
.

SECTION IV. – Authorization

I authorize the Bank to effect the elections specified on this Deferral, Investment and Distribution Election form.  Any modification or revocation of this Distribution Election as elected by the participant in the signed written statement must be in writing at least twelve (12) months prior to the date of the first scheduled payment and shall not be effective earlier than twelve (12) months after the modification is made. Additionally, such modification shall extend the deferral period for a period of at least five (5) additional years from the date the distribution was scheduled to begin.  I understand that my elections will remain in effect until I submit a change according to the provisions of the Plan.

Participant	Date